Financial instruments	12 Months Ended
Dec. 31, 2011
Financial instruments [Abstract]
Financial instruments

21    Financial instruments

A.  Fair values of financial instruments

The Company uses the following methods and assumptions to estimate initial and subsequent fair values of each class of financial instrument for recognition and / or disclosure as follows:

Loans and receivables

Accounts receivable, net – The carrying amounts approximate fair value because of the short maturity of these instruments.

Investments – The fair value of long-term receivables is determined using discounted cash flow analysis and observable market based inputs.

Financial liabilities

Accounts payable and accrued liabilities – The carrying amounts approximate fair value because of the short maturity of these instruments.

Other long-term liabilities – The fair value of contractual amounts payable over a period greater than one year are valued at an amount equal to the discounted future cash flow using a discount rate that reflects market prices to settle liabilities with similar terms and maturities.

Long-term debt – The fair value of publicly traded long-term debt is determined based on market prices. The fair value of other long-term debt is estimated based on rates currently available to the Company for long-term borrowings with terms and conditions similar to those borrowings in place at the applicable Consolidated Balance Sheet date.

Available for sale

Investments – Certain equity investments, which do not represent control or significant influence and which are accounted for on a cost basis, have a carrying value that equals cost as fair value cannot be reliably established. There are no quoted prices from an active market for these investments.

Held for trading

Derivative instruments are classified as held for trading and measured at fair value determined by using quoted market prices for similar instruments. Changes in fair values of such derivatives are recognized in net income as they arise.

Cash and cash equivalents – The carrying amount is equal to fair value because of the short maturity of these instruments.

Investments – Long-term floating rate notes are carried at fair value, which has been determined using valuation techniques that incorporate probability weighted discounted future cash flows reflecting market conditions and other factors that a market participant would consider. The carrying values of financial instruments equal or approximate their fair values with the exception of long-term debt which has a fair value of approximately $5,314 million at December 31, 2011 (December 31, 2010 – $4,773 million) and a carrying value of $4,745 million at December 31, 2011 (December 31, 2010 – $4,315 million). The fair value of publicly traded long-term debt, determined based on market prices, was $4,390 million at December 31, 2011 (December 31, 2010 – $3,963 million) with a carrying value of $3,913 million (December 31, 2010 – $3,606 million).

The Company categorizes its financial assets and liabilities measured at fair value into one of three different levels depending on the observability of the inputs employed in the measurement.

☐	Level 1: Unadjusted quoted prices for identical assets and liabilities in active markets that are accessible at the measurement date.

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Level 2: Directly or indirectly observable inputs other than quoted prices included within Level 1 or quoted prices for similar assets and liabilities. Derivative instruments in this category are valued using models or other industry standard valuation techniques derived from observable market data.

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Level 3: Valuations based on inputs which are less observable, unavailable or where the observable data does not support a significant portion of the instruments’ fair value. Generally, Level 3 valuations are longer dated transactions, occur in less active markets, occur at locations where pricing information is not available, or have no binding broker quote to support Level 2 classifications.

When possible, the estimated fair value is based on quoted market prices and, if not available, estimates from third party brokers. For non-exchange traded derivatives classified in Level 2, the Company uses standard valuation techniques to calculate fair value. Primary inputs to these techniques include observable market prices (interest, foreign exchange and commodity) and volatility, depending on the type of derivative and nature of the underlying risk. The Company uses inputs and data used by willing market participants when valuing derivatives and considers its own credit default swap spread as well as those of its counterparties in its determination of fair value. Wherever possible the Company uses observable inputs. All derivatives are classified as Level 2.

A detailed analysis of the techniques used to value long-term floating rate notes, which are classified as Level 3, is discussed below:

Long-term floating rate notes

At December 31, 2011 and December 31, 2010, the Company held long-term floating rate notes, consisting almost entirely of Master Asset Vehicle (“MAV”) 2 notes with eligible assets, with a total settlement value of $105 million and $117 million, respectively, and carrying values of $79 million and $70 million, respectively. The carrying values, being the estimated fair values, are reported in “Investments”.

The MAV 2 Class A-1 notes received an A (high) rating from Dominion Bond Rating Service (“DBRS”), unchanged from 2010, however at December 31, 2011, the rating was Under Review with Positive Implications. On September 23, 2011, the rating of the MAV 2 Class A-2 notes was upgraded from BBB (low) to BBB (high).

During 2011, the Company sold all of its MAV 2 Class B and Class C and MAV 3 Class 9 notes for proceeds of $6 million and recorded a gain of $6 million. During 2010, the Company used notes to settle a $9 million credit facility with a major Canadian Bank and recorded a gain of $1 million. The notes had an estimated fair value of $8 million.

The valuation technique used by the Company to estimate the fair value of its investment in long-term floating rate notes at December 31, 2011 and December 31, 2010, incorporates probability weighted discounted cash flows considering the best available public information regarding market conditions and other factors that a market participant would consider for such investments. The above noted redemption of notes, accretion and changes in assumptions have resulted in gains of $15 million in 2011 (2010 – $9 million; 2009 – $9 million) which was reported in “Other income and charges”. The interest rates and maturities of the various long-term floating rate notes, discount rates and credit losses modelled December 31, 2011 and December 31, 2010, respectively, are:

	December 31, 2011	December 31, 2010
Probability weighted-average coupon interest rate	0.8%	0.8%
Weighted-average discount rate	6.1%	7.1%
Expected repayments of long-term floating rate notes	Approximately 5 years	Approximately 6 years
Credit losses	MAV 2 eligible asset notes:	MAV 2 eligible asset notes:
	nil	1% to 100%
		MAV 3 Class 9 Traditional
		Asset Tracking notes: 1%

The probability weighted discounted cash flows resulted in an estimated fair value of the Company’s long-term floating rate notes of $79 million at December 31, 2011 (December 31, 2010 – $70 million). The change in the original cost and estimated fair value of the Company’s long-term floating rate notes is as follows (representing a roll-forward of assets measured at fair value using Level 3 inputs):

	2011		2010
(in millions of Canadian dollars)	Original cost	Estimated fair value	Original cost	Estimated fair value
As at January 1	$117	$70	$129	$70
Redemption of notes	(12)	–	(12)	(8)
Accretion	–	5	–	6
Change in market assumptions	–	4	–	2

As at December 31	$105	$79	$117	$70

Sensitivity analysis is presented below for key assumptions at December 31, 2011:

(in millions of Canadian dollars)	Change in fair value of long-term floating rate notes
Coupon interest rate
50 basis point increase	$1
50 basis point decrease	$(1)
Discount rate
50 basis point increase	$(2)
50 basis point decrease	$2

Continuing uncertainties regarding the value of the assets which underlie the long-term floating rate notes and the amount and timing of cash flows could give rise to a further material change in the value of the Company’s investment in long-term floating rate notes which could impact the Company’s near-term earnings.

B.  Financial risk management

The Company’s policy with respect to using derivative financial instruments is to selectively reduce volatility associated with fluctuations in interest rates, foreign exchange (“FX”) rates, the price of fuel and stock-based compensation expense. Where derivatives are designated as hedging instruments, the relationship between the hedging instruments and their associated hedged items is documented, as well as the risk management objective and strategy for the use of the hedging instruments. This documentation includes linking the derivatives that are designated as fair value or cash flow hedges to specific assets or liabilities on the Consolidated Balance Sheet, commitments or forecasted transactions. At the time a derivative contract is entered into, and at least quarterly thereafter, an assessment is made whether the derivative item is effective in offsetting the changes in fair value or cash flows of the hedged items. The derivative qualifies for hedge accounting treatment if it is effective in substantially mitigating the risk it was designed to address.

It is not the Company’s intent to use financial derivatives or commodity instruments for trading or speculative purposes.

Credit risk management

Credit risk refers to the possibility that a customer or counterparty will fail to fulfil its obligations under a contract and as a result create a financial loss for the Company. The Company’s credit risk regarding its investment in long-term floating rate notes is discussed in more detail above.

The Company predominantly serves financially established customers and the Company has experienced limited financial losses with respect to credit risk. The credit worthiness of customers is assessed using credit scores supplied by a third party, and through direct monitoring of their financial well-being on a continual basis. The Company establishes guidelines for customer credit limits and should thresholds in these areas be reached, appropriate precautions are taken to improve collectability.

Counterparties to financial instruments expose the Company to credit losses in the event of non-performance. Counterparties for derivative and cash transactions are limited to high credit quality financial institutions, which are monitored on an on-going basis. Counterparty credit assessments are based on the financial health of the institutions and their credit ratings from external agencies. The Company does not anticipate non-performance that would materially impact the Company’s financial statements. In addition, the Company believes there are no significant concentrations of credit risk.

Foreign exchange management

The Company is exposed to fluctuations in the value of financial commitments, assets, liabilities, income or cash flows due to changes in FX rates. The Company conducts business transactions and owns assets in both Canada and the United States; as a result, revenues and expenses are incurred in both Canadian and U.S. dollars. The Company enters into foreign exchange risk management transactions primarily to manage fluctuations in the exchange rate between Canadian and U.S. currencies. In terms of net income, excluding FX on long-term debt, mitigation of U.S. dollar FX exposure is provided primarily through offsets created by revenues and expenses incurred in the same currency. Where appropriate, the Company negotiates with customers and suppliers to reduce the net exposure.

Occasionally the Company will enter into short-term FX forward contracts as part of its cash management strategy.

Net investment hedge

The FX gains and losses on long-term debt are mainly unrealized and can only be realized when U.S. dollar denominated long-term debt matures or is settled. The Company also has long-term FX exposure on its investment in U.S. affiliates. The majority of the Company’s U.S. dollar denominated long-term debt has been designated as a hedge of the net investment in foreign subsidiaries. This designation has the effect of mitigating volatility on net income by offsetting long-term FX gains and losses on long-term debt and gains and losses on its net investment. In addition, the Company may enter into FX forward contracts to lock-in the amount of Canadian dollars it has to pay on its U.S. denominated debt maturities.

Foreign exchange forward contracts

During 2011, in anticipation of a cash tender to offer to redeem the Company’s US$101 million 5.75% May 2013 Notes, the Company unwound a similar amount of FX forward contracts to fix the exchange rate on these Notes for total proceeds of $2 million (Note 20). These forward contracts were accounted for as cash flow hedges.

At December 31, 2011, the Company had remaining FX forward contracts to fix the exchange rate on US$175 million of its 6.50% Notes due in May 2018, and US$100 million of its 7.25% Notes due in May 2019. These derivatives, which are accounted for as cash flow hedges, guarantee the amount of Canadian dollars that the Company will repay when these Notes mature.

During 2011, a combined realized and unrealized foreign exchange gain of $8 million (2010 – unrealized loss of $1 million) in “Other income and charges” was recorded in relation to these derivatives. During 2011, the gain recorded in “Other income and charges” was largely offset by the realized and unrealized losses on the underlying debt which the derivatives were designated to hedge. Similarly the loss in 2010 was largely offset by unrealized gains on the underlying debt.

At December 31, 2011, the unrealized gain derived from these FX forwards was $6 million which was included in “Other assets” with the offset reflected as an unrealized loss of $1 million in “Accumulated other comprehensive loss” and as an unrealized gain of $7 million in “Retained earnings”. At December 31, 2010, the unrealized loss derived from these FX forwards was $2 million which was included in “Other long-term liabilities” with the offset reflected as an unrealized loss of $1 million in “Accumulated other comprehensive loss” and as an unrealized loss of $1 million in “Retained earnings”.

At December 31, 2011, the Company expected that, during the next twelve months, unrealized pre-tax losses of $1 million would be reclassified to “Other income and charges”.

Interest rate management

The Company is exposed to interest rate risk, which is the risk that the fair value or future cash flows of a financial instrument will vary as a result of changes in market interest rates. In order to manage funding needs or capital structure goals, the Company enters into debt or capital lease agreements that are subject to either fixed market interest rates set at the time of issue or floating rates determined by on-going market conditions. Debt subject to variable interest rates exposes the Company to variability in interest expense, while debt subject to fixed interest rates exposes the Company to variability in the fair value of debt.

To manage interest rate exposure, the Company accesses diverse sources of financing and manages borrowings in line with a targeted range of capital structure, debt ratings, liquidity needs, maturity schedule, and currency and interest rate profiles. In anticipation of future debt issuances, the Company may enter into forward rate agreements such as treasury rate locks, bond forwards or forward starting swaps, designated as cash flow hedges, to substantially lock in all or a portion of the effective future interest expense. The Company may also enter into swap agreements, designated as fair value hedges, to manage the mix of fixed and floating rate debt.

Interest rate swaps

At December 31, 2011 and December 31, 2010, the Company had no outstanding interest rate swaps.

During 2011, the Company amortized $5 million (2010 – $4 million; 2009 – $6 million) of deferred gains to “Net interest expense” relating to interest rate swaps previously unwound in 2010 and 2009. In addition, during 2011, the Company amortized $2 million of deferred gains to “Other income and charges” as a result of the redemption of 5.75% 2013 Notes (Note 20). These gains were deferred as a fair value adjustment to the underlying debts that were hedged and were amortized to “Net interest expense” until the debts were redeemed in 2011.

Treasury rate locks

At December 31, 2011, the Company had net unamortized losses related to interest rate locks, which are accounted for as cash flow hedges, settled in previous years totalling $22 million (December 31, 2010 – $22 million). This amount is composed of various unamortized gains and losses related to specific debts which are reflected in “Accumulated other comprehensive loss” and are amortized to “Net interest expense” in the period that interest on the related debt is charged. The amortization of these gains and losses resulted in a negligible increase to “Net interest expense” and “Other comprehensive income” in 2011 (2010 – $2 million; 2009 – $4 million).

At December 31, 2011, the Company expected that, during the next twelve months, a negligible amount of loss related to these previously settled derivatives would be reclassified to “Net interest expense”.

Stock-based compensation expense management

The Company is exposed to stock-based compensation risk, which is the probability of increased compensation expense due to the increase in the Company’s share price.

The Company has a Total Return Swap (“TRS”) to reduce the volatility to the Company over time on three types of stock-based compensation programs: TSARs, DSUs, and RSUs. As the Company’s share price appreciates, these programs create increased compensation expense. The TRS is a derivative that provides a gain to offset increased compensation expense as the share price increases and a loss to offset reduced compensation expense when the share price falls. This derivative is not designated as a hedge and changes in fair value are recognized in net income in the period in which the change occurs.

During 2011, the Company reduced the size of the TRS program by 0.5 million share units (December 31, 2010 – 0.5 million) at minimal cost to reflect the cancellation of SARs in Canada (Note 27).

At December 31, 2011, the Company had 0.6 million share units (December 31, 2010 – 1.1 million) remaining in the TRS with an unrealized loss of $3 million (December 31, 2010 – $6 million) which was included in “Accounts payable and accrued liabilities” on the Consolidated Balance Sheets.

“Compensation and benefits” expense on the Company’s Consolidated Statements of Income included a net gain on these swaps of $3 million in 2011 (2010 – $12 million; 2009 – $19 million).

Fuel price management

The Company is exposed to commodity risk related to purchases of diesel fuel and the potential reduction in net income due to increases in the price of diesel. Fuel expense constitutes a large portion of the Company’s operating costs and volatility in diesel fuel prices can have a significant impact on the Company’s income. Items affecting volatility in diesel prices include, but are not limited to, fluctuations in world markets for crude oil and distillate fuels, which can be affected by supply disruptions and geopolitical events.

The impact of variable fuel expense is mitigated substantially through fuel cost recovery programs which apportion incremental changes in fuel prices to shippers through price indices, tariffs, and by contract, within agreed upon guidelines. While these programs provide effective and meaningful coverage, residual exposure remains as the fuel expense risk cannot be completely recovered from shippers due to timing and volatility in the market. The Company continually monitors residual exposure, and where appropriate, may enter into derivative instruments.

Derivative instruments used by the Company to manage fuel expense risk may include, but are not limited to, swaps and options for crude oil, diesel and crack spreads.

Energy futures

At December 31, 2011, the Company had diesel futures contracts, which are accounted for as cash flow hedges, to purchase approximately 21 million U.S. gallons during the period January to December 2012 at an average price of $3.01 per U.S. gallon. This represents approximately 7% of estimated fuel purchases for this period. At December 31, 2011, the unrealized loss on these futures contracts was $3 million (December 31, 2010 – unrealized gain $4 million) and was reflected in “Accounts payable and accrued liabilities” (December 31, 2010 – “Other current assets”) with the offset, net of tax, reflected in “Accumulated other comprehensive loss” on the Consolidated Balance Sheets.

The impact of settled commodity swaps decreased “Fuel” expense in 2011 by $8 million as a result of realized gains on diesel swaps (2010 – realized gains $3 million; 2009 – realized losses $5 million). At December 31, 2011, the Company expected that, during the next twelve months, $3 million of unrealized pre-tax holding losses on diesel future contracts would be realized and recognized in “Fuel” expense as a result of these derivatives being settled.

The following table summarizes the fair values derivatives instruments on the Consolidated Balance Sheets at December 31, 2011 and December 31, 2010:

		Asset Derivatives		Liability Derivatives
		As at December 31,		As at December 31,
(in millions of Canadian dollars)	Balance Sheet Location	2011	2010	2011	2010
Derivatives designated as hedging instruments
Diesel future contracts	Other current assets	$–	$4	$–	$–
	Accounts payable and accrued liabilities	–	–	3	–
FX forward contracts	Other assets	6	–	–	–
	Other long-term liabilities	–	–	–	2
Derivatives not designated as hedging instruments
Total return swap	Accounts payable and accrued liabilities	–	–	3	6

		$6	$4	$6	$8

The following table summarizes information on the location and amounts of gains and losses, before tax, related to derivatives on the Consolidated Statements of Income and in Comprehensive (loss) income for the years 2011, 2010, and 2009:

	Location of gain (loss) recognized in income on derivatives	Amount of gain (loss) recognized in income on derivatives			Amount of gain (loss) recognized in other comprehensive loss on derivatives
(in millions of Canadian dollars)		2011	2010	2009	2011	2010	2009

Derivatives designated as hedging instruments
Effective portion
Crude oil swaps	Fuel expense	$–	$–	$4	$–	$–	$(3)
Diesel future contracts	Fuel expense	8	3	(5)	(7)	1	6
FX forward contracts	Other income and charges	8	(1)	–	–	(1)	–
Interest rate swaps	Net interest expense	5	4	6	–	–	–
	Other income and charges	2	–	6	–	–	–
Treasury rate locks	Net interest expense	–	(2)	(4)	–	2	4

Derivatives not designated as hedging instruments
Total return swaps	Compensation and benefits	3	12	19	–	–	–
FX forward contracts	Other income and charges	–	–	(23)	–	–	–
Treasury rate locks	Net interest expense	–	–	(1)	–	–	–
		$26	$16	$2	$(7)	$2	$7

There was no significant ineffectiveness related to derivatives designated as hedges.

The following table summarizes information on the effective and ineffective portions, before tax, of the Company’s net investment hedge on the Consolidated Statements of Income and in Comprehensive (loss) income for the years ended 2011, 2010 and 2009.

	Location of ineffective portion recognized in income	Ineffective portion recognized in income gain (loss)			Effective portion recognized in other comprehensive loss
(in millions of Canadian dollars)		2011	2010	2009	2011	2010	2009

FX on LTD within net investment hedge	Other income and charges	$–	$3	$ (2)	$ (59)	$142	$ 247